UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549

                                    FORM  8-K

                                 CURRENT  REPORT

     Pursuant  to  section  13  or  15(d) of the Securities Exchange Act of 1934

         Date  of  Report  (Date  of  earliest  event  reported):  May  18, 2006

                                   NEWAVE,  INC.
            --------------------------------------------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)

             Utah                         333-34308                87-0520575
  ----------------------------     ------------------------     ---------------
     (State  or  other jurisdiction     (Commission File        (IRS Employer of
            incorporation)                  Number)          Identification No.)



         404  East  1st  Street,  #1345,  Long  Beach,  CA         90802
         -------------------------------------------------     -------------
           (Address  of  principal  executive  offices)         (Zip  Code)


                                 (562)  983-5331
                             ----------------------
                         (Registrant's  telephone  number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written  communications  pursuant to Rule 425 under the Securities Act (17
      CFR  230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

ITEM  2.01  COMPLETION  OF  ACQUISITION  OF  ASSETS

On June 1, 2006, we acquired all of the assets of Onesource Imaging, a California corporation. The assets relate to graphic design, printing services, data merge, mailing and finishing. The assets were acquired in exchange for our assumption of $54,747 in liabilities of Onesource Imaging. As part of the agreement, Miguel Vazquez, the co-owner of Onesource Imaging, will become the President of our printing and fulfillment division. Mr. Vazquez's annual salary will initially be $135,000. As additional compensation Mr. Vazquez will also receive 300,000 shares of our common stock which will vest in increments of 12,500 per month for a period of 2 years. Mr. Vazquez is eligible for an annual bonus of up to $25,000 at the discretion of the board of directors based on his performance.

The foregoing description of the terms and conditions of the agreement is qualified in its entirety by, and made subject to, the more complete information set forth in the Asset Purchase Agreement, General Assignment and Bill of Sale and Executive Employment Agreement filed as exhibits 10.1, 10.2 and 10.3 respectively and incorporated herewith.

ITEM  5.03  AMENDMENT  TO  ARTICLES  OF  INCORPORATION

On May 18, 2006, we amended our Amended and Restated Articles of Incorporation to change our name to CommercePlanet, Inc. Our shareholders approved the name change. We intend to apply to NASDAQ for a new ticker symbol.

The foregoing description of the terms and conditions of the amendment is qualified in its entirety by, and made subject to, the more complete information set forth in the Certificate of Amendment to the Amended and Restated Articles of Incorporation filed as exhibit 3.1 and incorporated herewith.

This report may contain forward-looking statements that involve risks and uncertainties, including, without limitation, statements concerning our business and possible or assumed future results of operations. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including: our ability to continue as a going concern, adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, customer acceptance of our products or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.


ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.


EXHIBIT  NUMBER     DESCRIPTION
---------------     -----------

3.1 Certificate of Amendment to the Amended and Restated Articles of Incorporation dated May 18, 2006.

10.1 Asset Purchase Agreement by and among the Company, Onesource Imaging, Inc., Miguel A. Vazquez And Joanie Vazquez dated June 1, 2006.

10.2 General Assignment and Bill of Sale from Onesource Imaging, Inc. to the Company dated June 1, 2006.

10.3 Executive Employment Agreement between the Company and Miguel Vazquez dated June 1, 2006.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NEWAVE,  INC.
                              -----------------
                                  Registrant


Date:  June  8,  2006                     By:  /s/  Michael  Hill
                                               -------------------------
                                               Michael  Hill
                                               Chief  Executive  Officer